UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ORGENESIS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ORGENESIS INC.

20271 Goldenrod Lane

Germantown, Maryland 20876

April 30, 2026

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Orgenesis Inc. (the “Company”) to be held on May 27, 2026 at 10:00 a.m. EST. We have decided to hold the Special Meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by first registering at https://onlineproxyvote.com/ORGS/2026. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. You will not be able to attend the Special Meeting physically.

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Special Meeting, we will ask stockholders to approve a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares to 150,000,000, to approve a convertible loan agreement and the potential issuance by the Company of shares of common stock pursuant thereto and to ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement. Thank you for your continued support of Orgenesis Inc. We look forward to your attendance at the Special Meeting.

Sincerely,

/s/ Vered Caplan
Vered Caplan
Chairperson of the Board

ORGENESIS INC.

20271 Goldenrod Lane

Germantown, Maryland 20876

April 30, 2026

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:	10:00 AM EST

DATE:	May 27, 2026

ACCESS: The meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Special Meeting, vote and submit your questions during the meeting by first registering at https://onlineproxyvote.com/ORGS/2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. For further information about the virtual Special Meeting, please see the Questions and Answers about the Special Meeting beginning on page 3 of the accompanying proxy statement.

PURPOSES:

1.	To approve a proposal to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000;

2.	To approve the Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, Orgenesis Inc., and Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P, and the potential issuance of shares of common stock of Orgenesis Inc. pursuant thereto;

3.	To ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Orgenesis Inc. common stock at the close of business on April 22, 2026. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at 20271 Goldenrod Lane, Germantown, MD 20876.

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting virtually. You may vote on the internet, by telephone, or by completing and mailing a proxy card or voting instruction form. Submitting your proxy over the internet, by telephone, or by mail will ensure your shares are represented at the Special Meeting. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Please read the enclosed information carefully before voting.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Vered Caplan
Chief Executive Officer

i

ORGENESIS INC.

20271 GOLDENROD LANE

GERMANTOWN, MARYLAND 20876

PROXY STATEMENT FOR THE ORGENESIS INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

This proxy statement, along with the accompanying notice of Special Meeting, contains information about the Special Meeting of stockholders of Orgenesis Inc., including any adjournments or postponements of the Special Meeting. The Special Meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the Special Meeting by first registering at https://onlineproxyvote.com/ORGS/2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. You will not be able to attend the Special Meeting physically.

In this proxy statement, we refer to Orgenesis Inc. as “Orgenesis,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 30, 2026, we intend to begin sending this proxy statement, the attached notice of Special Meeting and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2026

This proxy statement, the Notice of Special Meeting of Stockholders, our form of proxy card and our 2024 annual report to stockholders are available for viewing, printing and downloading at www.iproxydirect.com/ORGS. To view these materials please have your control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://onlineproxyvote.com/ORGS/2026. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD 208176. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our Board of Directors is soliciting your proxy to vote at the special meeting of stockholders, and any adjournments or postponements of the meeting, which we refer to as the Special Meeting, to be held at 10:00 a.m. EST on May 27, 2026. The Special Meeting will be held via live audio webcast on the internet. You will be able to participate, vote and submit your questions during the Special Meeting by first registering at https://onlineproxyvote.com/ORGS/2026 by 11:59 p.m. ET on May 26, 2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support member that will be posted on the virtual shareholder meeting log-on page. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will not be able to attend the Special Meeting physically. This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and proxy materials to stockholders on or about April 30, 2026.

Why Are You Holding a Virtual Special Meeting?

The Special Meeting will be held in a virtual meeting format. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board of Directors or management, as time permits.

What Happens if There Are Technical Difficulties during the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call 1-469-633-0101.

Who May Vote?

Only stockholders of record at the close of business on April 22, 2026 will be entitled to vote at the Special Meeting. On this record date, there were 9,799,538 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on April 22, 2026, your shares of our common stock were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record.

If on April 22, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

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You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.

If your shares are registered directly in your name through our stock transfer agent, Securities Transfer Corporation, or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.

●	At the meeting. You may vote your shares electronically at the virtual Special Meeting. You will need the control number(s) on your Notice or proxy card in order to vote at the meeting. Even if you plan to attend the Special Meeting virtually, we encourage you to vote in advance so that your vote will be counted in the event you later decide not to attend.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 26, 2026.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by first registering at https://onlineproxyvote.com/ORGS/2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. For further information about the virtual Special Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of the accompanying proxy statement.

How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our Board of Directors recommends that you vote as follows:

●	“FOR” the approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000 (the “Charter Amendment Proposal”); and

●	“FOR” the approval of the Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, Orgenesis Inc., and Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P, and the potential issuance of shares of common stock of the Company pursuant thereto (the “Share Issuance Proposal”); and

●	“FOR” the ratification of the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

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If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying Orgenesis’ secretary (the “Corporate Secretary”), Doug Karriker, in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing Vered Caplan and Doug Karriker as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the Charter Amendment Proposal and the ratification of the appointment of our independent registered public accounting firm (Proposals 1 and 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve the Charter Amendment Proposal	The affirmative vote of a majority of the votes cast on the matter is required to approve the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Special Meeting.

Proposal 2: Approve the Share Issuance Proposal	The affirmative vote of a majority of the votes cast on the matter is required to approve the Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, Orgenesis Inc., and Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P, and the potential issuance of shares of common stock of the Company pursuant thereto. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Special Meeting.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Special Meeting is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Kesselman & Kesselman C.P.A.s as our independent registered public accounting firm for 2025, our Audit Committee of our Board of Directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Alliance, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Special Meeting?

The presence, at the meeting or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Special Meeting

This year, the Special Meeting will be held in a virtual meeting format only. To attend the Special Meeting, you have to first register at https://onlineproxyvote.com/ORGS/2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. For further information about the virtual Special Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of the accompanying proxy statement. You need not attend the Special Meeting in order to vote.

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Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Orgenesis stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Corporate Secretary to: Investor Relations, Orgenesis Inc., 20271 Goldenrod Lane, Germantown MD 208176, or call us at (480) 659-6404. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

●	following the instructions provided on your Notice or proxy card;

●	following the instructions provided when you vote over the Internet; or

●	going to www.iproxydirect.com/ORGS and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2026 for (a) the named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 15, 2026 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 9,799,538 shares of common stock outstanding on April 15, 2025.

Security Ownership of Greater than 5% Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent(1)
Jacob Safier c/o The Wolfson Group, One State Street Plaza, 29th Floor New York, NY 10004	7,415,801	(2)	43.08%
Neurocords, LLC 838 Walker Road, Suite 21 Dover, DE 19904	1,200,000	(3)	10.91%
Alpha Prosperity Fund SPC Segregated Portfolio G 94 Solaris Avnue, Camana Bay Grand Cayman, KY-1108	6,657,787	(4)	40.45%
Alpha Prosperity Fund SPC Segregated Portfolio P 94 Solaris Avnue, Camana Bay Grand Cayman, KY-1108	80,007,446	(5)	89.09%

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent(1)
Vered Caplan c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	133,774	(6)	1.35%
Victor Miller c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	26,782	(7)	<1%
Itzhak Vider c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	1,708	(8)	<1%
Adam Pelavin c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	1,458	(8)	<1%
Yaron Adler c/o Orgenesis Inc. 20271 Goldenrod Lane Germantown, MD 20876	23,620	(8)	<1%
Directors & Executive Officers as a Group (5 persons)	187,342		1.91%

Notes:

(1)	Percentage of ownership is based on 9,799,538 shares of our common stock outstanding as of April 15, 2026. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible debt currently exercisable, or convertible or exercisable or convertible within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or convertible debt but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 7,415,801 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.80 per share, exercisable until, September 2, 2030.

(3)	Consists of 1,200,000 shares of common stock.

(4)	Consists of (i) 1,296,561 shares of common stock, and (ii) 5,361,226 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.80 per share, exercisable until, February 12, 2027.

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(5)	Consists of (i) 3,289,490 shares of common stock, (ii) 3,782,913 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.07 per share, exercisable until, September 10, 2028, (iii) 4,350,350 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.06 per share, exercisable until, September 10, 2028, (iv) 5,002,903 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.05 per share, exercisable until, September 10, 2028, (v) 12,369,677 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.04 per share, exercisable until, September 10, 2028, (vi) 7,608,790 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.03 per share, exercisable until, September 10, 2028, (vii) 8,750,108 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.03 per share, exercisable until, September 16, 2028, (viii) 10,062,625 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.02 per share, exercisable until, November 4, 2028, (ix) 11,539,975 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.02 per share, exercisable until, December 15, 2028, and (x) 13,250,615 shares of common stock issuable upon exercise of outstanding warrants at a price of $0.02 per share, exercisable until, January 15, 2028. Does not include shares of common stock issuable upon conversion of convertible debt which is convertible, at the lender’s option, into 80% of either the share capital of our subsidiary Theracell Laboratories IKE or our share capital, which conversion into our share capital is subject to shareholder approval of the issuance of such shares of common stock.

(6)	Consists of (i) 50,838 shares of common stock, (ii)16,666 shares of common stock issuable upon exercise of outstanding options at a price of $48.00 per share, (iii)8,333 shares of common stock issuable upon exercise of outstanding options at a price of $72.00 per share, (iv)24,999 shares of common stock issuable upon exercise of outstanding options at a price of $83.60 per share, (v)8,500 shares of common stock issuable upon exercise of outstanding options at a price of $59.90 per share, (vi) 8,500 shares of common stock issuable upon exercise of outstanding options at a price of $29.90 per share, (vii) 8,500 shares of common stock issuable upon exercise of outstanding options at a price of $20.00 per share, and (viii) 7,438 shares of common stock issuable upon exercise of outstanding options at a price of $6.40 per share. Does not include option for 1,063 shares of common stock with an exercise price of $6.40 per share that are exercisable quarterly after July 1, 2026.

(7)	Consists of (i) 2,500 shares of common stock, (ii)15,000 shares of common stock issuable upon exercise of outstanding options at a price of $5.00 per share, (iii)7,500 shares of common stock issuable upon exercise of outstanding options at a price of $6.30 per share, and (iv)1,782 shares of common stock issuable upon exercise of outstanding options at a price of $2.15 per share.

(8)	Consists of (i) 208 shares of common stock issuable upon exercise of outstanding options at a price of $6.50 per share, and (ii) 1,500 shares of common stock issuable upon exercise of outstanding options at a price of $0.98 per share. Does not include (i) option for 417 shares of common stock with an exercise price of $6.50 per share that are exercisable yearly after July 8, 2026, and (ii) option for 1,250 shares of common stock with an exercise price of $0.50 per share that are exercisable on March 26, 2027.

(9)	Consists of (i) 208 shares of common stock issuable upon exercise of outstanding options at a price of $6.30 per share, and (ii) 1,250 shares of common stock issuable upon exercise of outstanding options at a price of $0.98 per share. Does not include (i) option for 417 shares of common stock with an exercise price of $6.30 per share that are exercisable yearly after December 12, 2026,(ii) option for 625 shares of common stock with an exercise price of $0.50 per share that are exercisable yearly after March 26, 2027, and (iii) option for 1,460 shares of common stock with an exercise price of $0.50 per share that are exercisable on March 26, 2027.

(10)	Consists of (i) 6,329 shares of common stock, (ii) 4,166 shares of common stock issuable upon exercise of outstanding options at a price of $48.00 per share, (iii)2,875 shares of common stock issuable upon exercise of outstanding options at a price of $59.90 per share, (iv)2,500 shares of common stock issuable upon exercise of outstanding options at a price of $29.90 per share, (v)1,500 shares of common stock issuable upon exercise of outstanding options at a price of $46.00 per share, (vi) 1,500 shares of common stock issuable upon exercise of outstanding options at a price of $28.90 per share, (vii) 1,500 shares of common stock issuable upon exercise of outstanding options at a price of $18.60 per share, (viii) 1,500 shares of common stock issuable upon exercise of outstanding options at a price of $4.50 per share, and (ix)1,750 shares of common stock issuable upon exercise of outstanding options at a price of $0.98 per share. Does not include (i) option for 625 shares of common stock with an exercise price of $0.50 per share that are exercisable yearly after March 26, 2027, and (ii) option for 1,460 shares of common stock with an exercise price of $0.50 per share that are exercisable on March 26, 2027.

9

Proposal No. 1

APPROVAL OF AN amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000.

(Notice Item 1)

General

Our Board of Directors is requesting that our stockholders approve the adoption of an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000, which amendment was approved by the Board of Directors on March 26, 2026 effective upon approval by our stockholders at the Special Meeting. If this proposal is approved:

●	the number of shares of common stock authorized for issuance will be increased from 14,583,333 to 150,000,000 shares of common stock.

Our Board of Directors believes that the authorized number of shares of Common Stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and our stockholders. These purposes may include, but are not limited to:

● expanding our business through the acquisition of other businesses, products, or assets;

● establishing partnerships, collaborations, and/or other strategic relationships with other companies;

● our equity incentive plans;

● raising capital through the future sale of our Common Stock or other securities convertible or exercisable for shares of our Common Stock when necessary or appropriate; and

● other corporate purposes that have not yet been identified.

Additionally, on September 10, 2025, Theracell Laboratories IKE (“Theracell”), a subsidiary of Octomera LLC, which is a subsidiary of the Company, entered into the Convertible Loan Agreement with Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P (the “Lender”). Pursuant to the Convertible Loan Agreement, the Lender agreed to provide Theracell with an initial loan in the principal amount of $1,000,000 (the “Loan”). The Loan will bear simple interest at a rate of 10% per annum and has a maturity of 36 months. For the first 30 days following the effective date, the Borrower may prepay the Loan without the consent of the Lender. Thereafter, repayment requires the Lender’s prior approval.

Beginning after 30 days and continuing until maturity, the Lender has the option, at its sole discretion, to convert the outstanding amount into equity of either the Company or Theracell, such that the Lender would hold up to 80% of the outstanding share capital of the applicable entity. The conversion of the Loan into shares of the Company is subject to shareholder approval of the issuance of the required shares under the Convertible Loan Agreement.

The Convertible Loan Agreement further provides Theracell with access to a credit facility of up to $10,000,000, available in tranches with the Lender’s prior written approval in its sole discretion. Drawdowns under the facility are subject to the same terms as the Loan, other than the conversion feature. Theracell has drawn all $10,000,000 under the facility as of the date of this proxy statement.

10

In addition, the Convertible Loan Agreement provides that the Lender will be issued a warrant to purchase 15% of the fully diluted share capital of either the Company or Theracell, at the Lender’s discretion, for an aggregate exercise price of $250,000 and exercisable for three years from issuance. Additional warrants would be issued in connection with each cumulative drawdown of an additional $1,000,000 under the credit facility referenced above. With respect to $11,000,000 of funds drawn down under the Loan and credit facility to date, the Lender is entitled to receive warrants to purchase an aggregate of 60,578,082 shares of common stock of the Company. The issuance of shares by the Company upon exercise of such warrants is likewise subject to shareholder approval of the issuance of such shares. If the Lender exercised the warrants to purchase shares of Common Stock of the Company, it would result in the issuance of up to 60,578,082 shares of Common Stock.

Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance, unless applicable law, rule or regulation requires stockholder approval for such issuance. Other than in connection with the shares of Common Stock pursuant to the Convertible Loan Agreement and the warrant described above, we currently do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Charter Amendment Proposal is required under Nevada law.

Proposed Changes to the Charter

The proposed share increase will increase the number of shares of common stock authorized for issuance from 14,583,333 to 150,000,000 shares. The Company is currently authorized to issue 14,583,333 shares of common stock, of which 9,799,538 shares of common stock are issued and outstanding. The proposed increase in authorized shares will not change any substantive terms of the common stock.

If this Proposal 1 is approved, we intend to amend our Charter in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Annex A. Stockholders are encouraged to read the Charter Amendment in its entirety.

Potential Effects of the Proposed Charter Amendment

The additional shares of Common Stock would have rights identical to our Common Stock currently outstanding. Approval of the Charter Amendment Proposal and any issuance of Common Stock would not affect the rights of the holders of our Common Stock currently outstanding, except to the extent that future issuances of Common Stock would reduce each existing stockholder’s proportionate ownership substantially. If the Charter Amendment Proposal is approved and the Board decides to issue such shares of Common Stock, such issuance of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital. If shareholder approval is not obtained and we are not able to issue shares pursuant to the Convertible Loan Agreement and upon exercise of the related warrants, we will likely be unable to repay the Loan and we would not receive the approximately $2,750,000 of cash upon exercise of the warrants, if exercised by the Lender. We require additional capital in order to continue our operations.

Our Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

As of the Record Date, 9,799,538 shares of our Common Stock were issued and outstanding, 91,671,116 shares of our Common Stock were subject to outstanding stock options, warrants, or other convertible securities, and 991,717 shares of our Common Stock were reserved for issuance under our equity incentive plans, thereby leaving none of the currently authorized shares available for future issuance.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes cast on the matter is required to approve the amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 14,583,333 to 150,000,000. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE CHARTER AMENDMENT PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 14,583,333 TO 150,000,000, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

11

Proposal No. 2

APPROVAL OF the Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, Orgenesis Inc., and Alpha Prosperity Fund SPC. and the potential issuance by the Company of shares of common stock pursuant thereto

(Notice Item 2)

General

Our Board of Directors is requesting that our stockholders approve the Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, Orgenesis Inc., and Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P, and the potential issuance by the Company of shares of common stock pursuant thereto.

On September 10, 2025, Theracell Laboratories IKE (“Theracell”), a subsidiary of Octomera LLC, which is a subsidiary of the Company, entered into the Convertible Loan Agreement with Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P (the “Lender”). Pursuant to the Convertible Loan Agreement, the Lender agreed to provide Theracell with an initial loan in the principal amount of $1,000,000 (the “Loan”). The Loan will bear simple interest at a rate of 10% per annum and has a maturity of 36 months. For the first 30 days following the effective date, the Borrower may prepay the Loan without the consent of the Lender. Thereafter, repayment requires the Lender’s prior approval.

Beginning after 30 days and continuing until maturity, the Lender has the option, at its sole discretion, to convert the outstanding amount into equity of either the Company or Theracell, such that the Lender would hold up to 80% of the outstanding share capital of the applicable entity. The conversion of the Loan into shares of the Company is subject to shareholder approval of the issuance of the required shares under the Convertible Loan Agreement.

The Convertible Loan Agreement further provides Theracell with access to a credit facility of up to $10,000,000, available in tranches with the Lender’s prior written approval in its sole discretion. Drawdowns under the facility are subject to the same terms as the Loan, other than the conversion feature. Theracell has drawn all $10,000,000 under the facility as of the date of this proxy statement.

In addition, the Convertible Loan Agreement provides that the Lender will be issued a warrant to purchase 15% of the fully diluted share capital of either the Company or Theracell, at the Lender’s discretion, for an aggregate exercise price of $250,000 and exercisable for three years from issuance. Additional warrants would be issued in connection with each cumulative drawdown of an additional $1,000,000 under the credit facility referenced above. With respect to $11,000,000 of funds drawn down under the Loan and credit facility to date, the Lender is entitled to receive warrants to purchase an aggregate of 60,578,082 shares of common stock of the Company. The issuance of shares by the Company upon exercise of such warrants is likewise subject to shareholder approval of the issuance of such shares. If the Lender exercised the warrants to purchase shares of common stock of the Company, it would result in the issuance of up to 60,578,082 shares of common stock.

Effect of Issuance of Securities

Pursuant to the Convertible Loan Agreement, we agreed to seek approval by our stockholders for the issuance of the shares of common stock upon conversion of the Loan and exercise of the Warrants pursuant to the Convertible Loan Agreement. Until maturity, the Lender has the option, at its sole discretion, to convert the outstanding amount of the Loan into equity of either the Company or Theracell, such that the Lender would hold up to 80% of the outstanding share capital of the applicable entity. If the Lender exercised the warrants to purchase shares of common stock of the Company, it would result in the issuance of up to 60,578,082 shares of common stock. The potential issuance of these shares of common stock upon conversion and/or exercise would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur significant dilution of their percentage ownership to the extent that the Lender converts its Loan into shares of common stock of the Company or exercise their Warrants for shares of common stock of the Company. Because it is uncertain as to whether the Lender will convert the Loan or exercise the Warrant into shares of common stock of the Company, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect will likely be material to our current stockholders.

12

Proposal to Approve Share Issuance

We are seeking shareholder approval of the Share Issuance because it is a requirement under the Convertible Loan Agreement in order to issue the shares of common stock pursuant to a conversion of the Loan or exercise of the warrants issued pursuant to the terms of the Convertible Loan Agreement.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Convertible Loan Agreement was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue shares of common stock upon conversion of the Loan or exercise of the warrants issued pursuant to the terms of the Convertible Loan Agreement, unless such condition is waived by the Lender. As a result, we may be unable to repay the Loan and may be unable to receive the aggregate exercise price upon the exercise of the warrants. We require additional capital in order to continue our operations.

Further Information

The terms of the Convertible Loan Agreement are only briefly summarized above. For further information, please refer to the Convertible Loan Agreement which was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 16, 2025 and is incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast on the matter is required to approve the Share Issuance Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person or represented by proxy at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE SHARE ISSUANCE PROPOSAL AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE SHARE ISSUANCE PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

13

Proposal No. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee has appointed Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. Kesselman & Kesselman C.P.A.s has served as our independent registered public accounting firm since 2012. Our Board of Directors proposes that the stockholders ratify this appointment. Kesselman & Kesselman C.P.A.s audited our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of Kesselman & Kesselman C.P.A.s will be present at the Special Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Kesselman & Kesselman C.P.A.s, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Kesselman & Kesselman C.P.A.s and concluded that Kesselman & Kesselman C.P.A.s has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

The following table presents fees for professional audit services rendered by Kesselman & Kesselman C.P.A.s for the audit of the Company’s annual financial statements for the years ended December 31, 2024 and December 31, 2023, and fees billed for other services rendered by Kesselman & Kesselman C.P.A.s during those periods.

	Years Ended December 31,
Services:	2024	2023
Audit Fees (1)	$226,000	$225,000
Audit-Related Fees (2)	142,000	42,000
Total fees	$368,000	$267,000

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings in 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Our Audit Committee preapproves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board of Directors before the respective services were rendered. Our Board of Directors has considered the nature and amount of fees billed by Kesselman & Kesselman and believes that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KESSELMAN & KESSELMAN C.P.A.S AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

14

OTHER MATTERS

Our Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 Annual Meeting of Stockholders, the written notice for nominations of persons for election to our board of directors or the proposal of business other than nominations must be delivered to the Corporate Secretary at the address of our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the 10th day following the day on which the public announcement of the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in our bylaws, Rule 14a-19 as promulgated under the Exchange Act, or as otherwise permitted by law.

Proposals that are not received in a timely manner will not be voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Orgenesis Inc., 20271 Goldenrod Lane, Germantown, MD, 20876.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2026 annual meeting, notice must be submitted by the later of 60 calendar days prior to the date of the 2026 annual meeting or the tenth (10th) calendar day following the day on which we first publicly announce the date of the 2026 annual meeting.

Germantown, MD

April 30, 2026

15

ANNEX A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Orgenesis Inc. Entity or Nevada Business Identification Number (NVID): E0375472008-9
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

3. Authorized Shares

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______ Chief Executive Officer
Signature of Officer or Authorized Signer — Title

X ______ ______
Signature of Officer or Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The Articles of Incorporation of the Corporation are hereby amended by deleting Article 3 and inserting the following: "The total number of shares of Common Stock authorized to be issued is 150,000,000 shares, with a par value of $0.0001 per share."

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

orgenesis

NAME & ADDRESS HERE

As a stockholder of Orgenesis Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on May 26, 2026.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to onlineproxyvote.com/ORGS/2026
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call (469) 633-0101
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

ORGENESIS INC.

SPECIAL MEETING OF STOCKHOLDERS
MAY 27, 2026 AT 10:00 a.m. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF ORGENESIS

The stockholder(s) hereby appoint(s) Vered Caplan and Doug Karriker or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Orgenesis Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. EDT on May 27, 2026 and any adjournment or postponement thereof. The Special Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://stctransfer.zoom.us/j/85460443025?pwd=1Lwiz2E2qjlpZ7BHhenz6aRjgrG12y.1 by 11:59 p.m. EDT on May 26, 2026. On the day of the Special Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled *"Important Information About the Special Meeting and Voting– How Do I Vote?"* and *"Important Information About the Special Meeting and Voting – Attending the Special Meeting."*

NAME & ADDRESS HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature ____________________

Date ____________________

Title ____________________

Signature (Joint Owners) ____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

The Proxy Statement and Annual Report are available at:
https://ir.orgenesis.com/sec-filings

▽ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▽

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Proposals 1, 2 and 3.

Your Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please mark your votes like this X

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

Note: To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof as determined in the discretion of the proxies.